Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Subsequent Event
Subsequent Events

23. Subsequent Events

On April 1, 2014, the Company awarded certain executives and key employees a total of 190,641 RSUs pursuant to the 2012 Plan. These RSUs generally cliff vest on the third anniversary of the grant date and are subject to service conditions set forth in the award agreements, with associated costs recognized on a straight-line basis over the vesting period. The grant date fair value related to these RSUs was $24.06 per share. Total compensation expense related to these RSUs was $4.6 million, which will be amortized through March 2017. The RSUs are not transferable, and the shares of common stock issuable upon conversion of vested RSUs are subject to transfer restrictions for a period of one year following conversion, subject to certain exceptions. In addition, the applicable RSU award agreements provide for accelerated vesting under certain conditions.

On April 1, 2014, Hilltop filed Articles of Amendment to Hilltop’s charter, as approved by the Board of Directors, increasing the number of authorized shares of common stock from 100,000,000 to 125,000,000.

35. Subsequent Event

On January 9, 2014, the Company delivered to the President and Chief Executive Officer of SWS a letter in which the Company proposed to acquire all of the outstanding shares of SWS common stock that it does not already own for $7.00 per share in 50% cash and 50% Company common stock. The cash portion of the offer would be funded through available cash. There is no assurance that the Company will enter into a merger agreement with SWS or that any transaction will be consummated.